UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 2008 (July 25, 2008)
Date of Report (Date of earliest event reported)

CITY LOAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50561	20-2675930
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3431 Cherry Avenue, Long Beach, CA 90807
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (800)398-6657

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Dismissal of Bagell, Josephs, Levine & Company, LLC

On July 23, 2008, the Board of Directors of the Company determined that it is in the best interests of the Company to change its principal independent accountants and, in connection therewith, dismissed Bagell, Josephs, Levine & Company, LLC (“Bagell”).

Bagell was the independent registered public accounting firm for the Registrant’s from January 18, 2006 until July 23, 2008. None of the Bagell’s reports on the Company’s financial statements from January 18, 2006 until July 23, 2008, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Bagell, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Bagell served as the Company’s independent registered public accounting firm.

However, the report of Bagell, dated March 27, 2008, on our consolidated financial statements as of and for the year ended December 31, 2007 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern as we had suffered recurring losses and negative working capital, had experienced negative cash flows from operating activities and also due to uncertainty with respect to our ability to meet short-term cash requirements.

The Company has provided Bagell with a copy of this disclosure and has requested that Bagell furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Bagell addressed to the Securities and Exchange Commission dated July 31, 2008 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Jaspers + Hall PC

On July 23, 2008, the Board of Directors of the Company approved the engagement of Jaspers + Hall PC (“Jaspers”) to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2008. The decision to change the Company’s principal independent accountants was the result of the Board of Directors’ determination that it was in the best interests of the Company.

Prior to July 23, 2008, the date that Jaspers was retained as the principal independent accountants of the Company:

(1) The Company did not consult Jaspers regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements;

(2) Neither a written report nor oral advice was provided to the Company by Jaspers that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Company did not consult Jaspers regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-X and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-X

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.
Exhibit Number	Description

16.1	Letter from Bagell, Josephs, Levine & Company, LLC, dated July 31, 2008 regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

City Loan, Inc.

By:	/s/ William Atkinson
Chief Executive Officer

August 1, 2008